SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 1994

                            NATIONAL STEEL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     DELAWARE
                  State or other jurisdiction of incorporation)

               1-983                                   25-0687210
     (Commission File Number)                     (IRS Employer
                                                  Identification No.)

     4100 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA               46545-3440
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (219) 273-7000


          ITEM 5.  OTHER EVENTS

          National Steel Corporation issued a press release on January 10, 1994 announcing that it anticipates recording fourth quarter adjustments which are expected to range between $120-$135 million.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          28.1  Press release dated January 10, 1994.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities

          Exchange Act of 1934, the Registrant has duly caused this

          report to be signed on its behalf by the undersigned

          hereunto duly authorized.

                                   NATIONAL STEEL CORPORATION

                                   By:  /s/ Richard E. Newsted
                                        Richard E. Newsted
                                        Vice President, Chief Financial
                                          Officer and Secretary


                                EXHIBIT INDEX

          Exhibit   Description                             Page

          28.1      Press Release dated January 10, 1994     5